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                                                                   EXHIBIT 10.21

                       AMENDMENT TO EMPLOYMENT AGREEMENT

         This amendment made as of November 14, 2001 between FOOT LOCKER, INC. (formerly known as Venator Group, Inc.), a New York corporation (the "Company"), and MATTHEW D. SERRA (the "Executive").

         WHEREAS, the Company and the Executive are parties to an Employment Agreement dated February 12, 2001 (the "Employment Agreement") pursuant to which the Executive serves as President and Chief Executive Officer of the Company; and

         WHEREAS, the parties desire to amend the Employment Agreement as provided herein.

         NOW, THEREFORE, the Company and the Executive hereby agree as follows:

         1. Section 5(c)(ii) of the Employment Agreement is amended by deleting the first sentence of such section and substituting in lieu thereof the following:

                  (ii) On the earlier to occur of (A) March 4, 2003 and (B) the date thirty (30) days following the day on which J. Carter Bacot ceases, for any reason, to serve as Chairman of the Board of the Company, if Executive has not been elected Chairman of the Board of the Company (in addition to continuing in his position as Chief Executive Officer), Executive may, during the 30-day period commencing on such date, give written notice to the Company of his election to resign his position as President and Chief Executive Officer and terminate this agreement.

         2. Capitalized terms used herein that are defined in the Employment Agreement shall have the meanings provided for in the Employment Agreement, unless otherwise defined herein.

         3. All provisions of the Employment Agreement not expressly amended hereby shall remain unmodified and unamended hereby and the entire Employment Agreement, as amended hereby, shall continue in full force and effect in accordance with the terms of the Employment Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

                                                    FOOT LOCKER, INC.

                                                    By:/s/ Laurie Petrucci
                                                       -------------------------
                                                       Senior Vice President-
                                                       Human Resources

                                                       /s/ Matthew D. Serra
                                                       -------------------------
                                                       Matthew D. Serra